UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21881
Oppenheimer Rochester Minnesota Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: March 31
Date of reporting period: 03/31/2009

March 31, 2009

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Oppenheimer Rochester™ Minnesota Municipal Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

"Covering every twist and turn of the financial markets may be a lucrative media strategy, but investors should focus instead on the significant advantages of investing for the long term in funds that offer attractive yields and monthly streams of tax-free income."

— **Dan Loughran,** Senior Vice President and Senior Portfolio Manager, **OppenheimerFunds/Rochester**

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Top Ten Categories

Tax Increment Financing (TIF)	21.7%
Hospital/Health Care	19.7
Industrial Conglomerates	13.3
Adult Living Facilities	12.1
Single-Family Housing	8.9
Multifamily Housing	7.6
Marine/Aviation Facilities	5.5
Education	2.1
Energy Equipment & Services	1.9
Specialty Retail	0.6
Portfolio holdings are subject to change. Percentages are as of March 31, 2009, and are based on total assets.
Credit Allocation

AAA	11.2%
AA	5.8
A	16.5
BBB	45.1
BB or lower	21.4
Allocations are subject to change. Percentages are as of March 31, 2009, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 59.30% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
14 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended March 31, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. In a turbulent 12-month period marked by broad price volatility in the world’s equity and credit markets, the net asset value (NAV) of Oppenheimer Rochester Minnesota Municipal Fund’s Class A shares fell sharply, causing the Fund to produce negative total returns. The 1-year total return for Class A shares was –16.92% at NAV and –20.87% at the maximum offering price (or with sales charges). As of March 31, 2009, the Fund’s Class A shares provided the highest level of tax-free income among its peer funds, according to Lipper Inc., and more income on a tax-equivalent basis than many corporate fixed-income alternatives. As of March 31, 2009, the distribution yield for the Fund’s Class A shares was 6.71% at NAV.1
     In all, the Fund distributed 64.5 cents per Class A share, including a small amount of taxable income. The monthly dividend rate for Class A shares rose to 5.4 cents per share with the July 2008 payout, from 5.3 cents.
     At the end of this reporting period, the Fund had nearly 140 holdings and an average credit quality of BBB-plus. Despite the broad turmoil in the municipal market, all bonds in the portfolio were current with scheduled interest payments as of March 31, 2009. We believe this fact demonstrates how professional fund management and credit analysis can sustain high levels of tax-free income even in economically troubled times.
     As the charts on pages 18 to 20 show, the Fund’s total returns were negative this reporting period, which was characterized by sharp declines in equity and credit markets, heightened investor concern about risk, and widening credit spreads. Credit spread widening is typically more detrimental to the sectors and types of securities this Fund favors than to the Fund’s benchmark. Because our approach to fund management involves creating broad portfolios with holdings from across the full credit spectrum, this Fund’s performance can be undercut by prolonged cycles of credit spread widening. Widening spreads typically have the greatest negative effect on BBB-rated, lower-rated and unrated securities. The reverse is also true: as spreads tighten, BBB-rated, lower-rated and unrated securities typically outperform other securities. While we are confident that this current cycle of spread widening will eventually end, no one can accurately predict the specific timing. We still believe that our Fund’s investments offer structural advantages over the long term, and
1. Falling share prices artificially increase yields.
15 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
we encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income.
     The largest sector at the end of this reporting period was tax increment financing (TIF), representing 21.7% of the Fund’s total assets. In recent years, many investors have avoided this and other real-estate-related sectors, having been completely spooked by media coverage of the ongoing struggles in the national housing market. This Fund has taken advantage of negative headlines about the unpopular TIF sector to invest opportunistically in high-yielding offerings. Bond prices in this sector have been depressed of late even though Minnesota has not experienced the extreme swings in real-estate valuations that have occurred elsewhere in the country. Bonds in this sector have also been adversely affected by credit spread widening, but investors are reminded that the bonds this Fund purchases are secured by the incremental tax revenue that is created and collected once a real-estate developer makes incremental improvements to a property. As a result, the Fund has continued to scour the market for pricing inefficiencies and has often been able to invest in “overlooked” securities with steeper-than-warranted discounts and attractive tax-free yields.
     We also continued to see significant market irrationality and pricing volatility this reporting period in the single-family and multifamily housing sectors, which represented 8.9% and 7.6% of the Fund’s total assets as of March 31, 2009. For the most part, securities in these sectors continued to generate high levels of tax-free income this reporting period and, we believe, will ultimately prove beneficial to the Fund.
     The Fund’s holdings in the hospital/health care sector represented 19.7% of the Fund’s total assets on March 31, 2009. The overall fundamentals in this sector appeared to be stable this reporting period, but widening credit spreads have been detrimental, causing prices to decline. Our holdings in this sector consist of securities in the mid-range of the credit spectrum as well as some insured bonds. The Rochester investment team believes we have found long-term value in this sector this reporting period.
     As described in more detail in this Fund’s prospectus and in the notes to the financial statements, the Fund’s line of credit increased partway through this reporting period. The Fund used it opportunistically to buy yield-enhancing securities.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well
16 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

as our time-tested strategies will benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until March 31, 2009. Performance is measured from the inception date of all Classes on November 7, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index (formerly the “Lehman Brothers Municipal Bond Index”), an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the indices.
17 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 3/31/09
1-Year –20.87%   Since Inception (11/7/06) –10.52%
18 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 3/31/09
1-Year –21.48%   Since Inception (11/7/06) –10.43%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 21 for further information.
19 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 3/31/09
1-Year –18.35%   Since Inception (11/7/06) –9.42%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 21 for further information.
20 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This report must be preceded or accompanied by the current prospectus of Oppenheimer Rochester Minnesota Municipal Fund.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/7/06. Unless otherwise noted, the Class A returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 11/7/06. Unless otherwise noted, the Class B returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/7/06. Unless otherwise noted, the Class C returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
21 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
22 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	October 1, 2008	March 31, 2009	March 31, 2009

Actual
Class A	$1,000.00	$876.40	$3.75
Class B	1,000.00	873.00	7.27
Class C	1,000.00	873.00	7.27

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.94	4.04
Class B	1,000.00	1,017.20	7.83
Class C	1,000.00	1,017.20	7.83
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2009 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.55
Class C	1.55
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
23 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
24 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2009

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—109.6%
Minnesota—109.6%
$50,000	Alexandria, MN Health Care Facilities (Board of Social Ministry)[1]	6.000%		07/01/2032	$45,363
25,000	Apple Valley, MN EDA (Evercare Senior Living)[1]	6.000		12/01/2025	18,150
25,000	Austin, MN GO1	5.000		10/01/2018	25,001
430,000	Baytown, MN Township (St. Croix Preparatory Academy)[1]	7.000		08/01/2038	335,680
900,000	Becker, MN Pollution Control (Northern States Power Company)[1]	8.500		03/01/2019	982,611
1,000,000	Becker, MN Pollution Control (Northern States Power Company)[1]	8.500		09/01/2019	1,090,820
2,000,000	Becker, MN Pollution Control (Northern States Power Company)[1]	8.500		04/01/2030	2,121,280
10,000	Bemidji, MN Health Care Facilities (North Country Health Services)[1]	5.000		09/01/2031	8,387
70,000	Brainerd, MN Health Care Facilities (Benedictine Health System)[1]	6.000		02/15/2020	70,021
20,000	Brooklyn Park, MN Economic Devel. Authority (Brooks Landing Apartments)[1]	5.600		07/01/2024	20,132
100,000	Burnsville, MN Multifamily (Coventry Court)[1]	5.950		09/20/2029	101,461
1,000,000	Chippewa County, MN Gross Revenue (Montevideo Hospital)[1]	5.500		03/01/2037	681,920
135,000	Cloguet, MN Pollution Control (Potlach Corp.)[1]	5.900		10/01/2026	89,073
1,000,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)[1]	5.375		02/15/2032	565,060
200,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)[1]	5.700		07/01/2042	127,076
5,000	Coon Rapids, MN Hsg. (Pine Point Apartments)[1]	6.125		05/01/2032	5,002
400,000	Cottage Grove, MN Senior Hsg.[1]	6.000		12/01/2046	267,412
200,000	Cuyuna Range, MN Hospital District Health Facilities[1]	5.000		06/01/2029	132,212
200,000	Dakota County, MN Community Devel. Agency (Regent Burnsville)[1]	6.000		07/01/2045	171,542
5,000	Douglas County, MN Alexandria Hsg. & Redevel. Authority (Windmill Ponds)[1]	5.000	[2]	07/01/2015	4,436
750,000	Duluth, MN Hsg. & Redevel. Authority (Benedictine Health Center)[1]	5.875		11/01/2033	503,280
25,000	Eden Prairie, MN Multifamily Hsg. (Edendale Apartments)[1]	5.600		12/01/2032	25,027
250,000	Eveleth, MN Health Care (Arrowhead Senior Living Community)[1]	5.200		10/01/2027	166,103
300,000	Falcon Heights, MN (Kaleidoscope Charter School)[1]	6.000		11/01/2037	203,712
370,000	Golden Valley, MN (CRC/CAH/BCH/ECH Obligated Group)[1]	5.500		12/01/2029	282,832
130,000	Grand Rapids, MN Hsg. and Redevel. Authority (Lakeshore)[1]	5.700		10/01/2029	87,004
F1 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$35,000	Harmony, MN Multifamily (Zedakah Foundation)[1]	5.950%	09/01/2020	$27,123
50,000	Hastings, MN Health Care Facility (Regina Medical Center)[1]	5.300	09/15/2028	36,576
90,000	Hayfield, MN GO1	5.000	02/01/2018	90,118
350,000	Hopkins, MN Hsg. and Redevel. Authority (Excelsior Crossings)[1]	5.050	02/01/2030	246,491
110,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.500	04/01/2023	52,059
180,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.650	12/01/2022	86,839
115,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[1]	6.850	12/01/2029	57,230
10,000	Kilkenny, MN Water Authority[1]	5.900	12/01/2009	10,077
500,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)[1]	5.700	09/01/2036	319,855
500,000	Lamberton, MN Solid Waste (Highwater Ethanol)[1]	8.500	12/01/2022	398,800
20,000	Litchfield, MN EDA (Hsg. Devel.)[1]	5.400	02/01/2012	20,065
20,000	Maplewood, MN Multifamily Hsg. (Hazel Ridge)[1]	5.700	12/01/2032	20,003
670,000	Meeker County, MN (Memorial Hospital)[1]	5.750	11/01/2037	488,470
227,476	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.000	12/01/2038	208,675
1,336,026	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.250	12/01/2040	1,289,292
50,000	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	6.250	11/01/2030	51,235
120,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.250	01/01/2022	116,623
25,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission, Series A1	5.000	01/01/2028	24,316
75,000	Minneapolis, MN (Carechoice Member)[1]	5.875	04/01/2024	55,723
25,000	Minneapolis, MN (Sports Arena)[1]	5.400	07/01/2030	23,698
500,000	Minneapolis, MN Collateralized Multifamily Hsg. (Vantage Flats)[1]	5.200	10/20/2048	464,630
10,000	Minneapolis, MN Community Devel. Agency (Cord-Sets)[1]	5.500	06/01/2018	9,787
115,000	Minneapolis, MN Community Devel. Agency (Riverside Homes of Minneapolis)[1]	6.200	09/01/2029	115,657
200,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.500	04/01/2042	123,494
20,000	Minneapolis, MN Multifamily Hsg. (East Village Hsg. Corp.)[1]	5.750	10/20/2042	20,107
35,000	Minneapolis, MN Multifamily Hsg. (Riverside Plaza)[1]	5.100	12/20/2018	35,016
190,000	Minneapolis, MN Multifamily Hsg. (Riverside Plaza)[1]	5.200	12/20/2030	182,577
15,000	Minneapolis, MN Sports Arena[1]	5.100	10/01/2013	15,045
250,000	Minneapolis, MN Supported Devel. (Common Bond Fund)[1]	5.000	06/01/2028	193,380
600,000	Minneapolis, MN Tax Increment (Grant Park)[1]	5.200	02/01/2022	438,090
F2 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$1,750,000	Minneapolis, MN Tax Increment (Grant Park)[1]	5.350%	02/01/2030	$1,103,078
500,000	Minneapolis, MN Tax Increment (Ivy Tower)[1]	5.500	02/01/2022	352,365
250,000	Minneapolis, MN Tax Increment (St. Anthony Falls)[1]	5.750	02/01/2027	160,940
635,000	Minneapolis, MN Tax Increment (Unocal Site)[1]	5.400	02/01/2031	398,405
5,000	Minneota, MN Hsg. Facilities (Madison Ave. Apartments)[1]	5.750	04/01/2019	4,378
40,000	Minnetonka, MN Multifamily Hsg. (Cedar Hills East/ Cedar Hills West)[1]	5.900	10/20/2019	40,884
200,000	MN Agricultural & Economic Devel. Board[1]	7.250	08/01/2020	187,936
5,000	MN Agricultural & Economic Devel. Board (Benedictine Health System)[1]	5.000	02/15/2023	5,231
155,000	MN Agricultural & Economic Devel. Board (Fairview Health Services)[1]	6.375	11/15/2022	157,522
90,000	MN Agricultural & Economic Devel. Board (Fairview Health Services)[1]	6.375	11/15/2029	89,889
15,000	MN HEFA (Gustavus Adolphus College)[1]	5.250	10/01/2009	15,050
45,000	MN HEFA (University of St. Thomas)[1]	5.250	10/01/2034	39,767
60,000	MN HFA (Rental Hsg.)[1]	5.200	08/01/2029	55,527
135,000	MN HFA (Rental Hsg.)[1]	5.875	08/01/2028	135,039
10,000	MN HFA (Rental Hsg.)[1]	6.000	02/01/2022	10,007
25,000	MN HFA (Rental Hsg.)[1]	6.125	08/01/2021	25,088
15,000	MN HFA (Rental Hsg.)[1]	6.150	08/01/2025	15,027
250,000	MN HFA (Residential Hsg.)[1]	5.100	07/01/2031	226,668
25,000	MN HFA (Residential Hsg.)[1]	5.350	07/01/2033	23,236
25,000	MN HFA (Single Family Mtg.)[1]	5.150	07/01/2019	24,432
10,000	MN HFA (Single Family Mtg.)[1]	5.200	07/01/2013	10,142
10,000	MN HFA (Single Family Mtg.)[1]	5.550	07/01/2013	10,105
20,000	MN HFA (Single Family Mtg.)[1]	5.600	07/01/2022	19,764
20,000	MN HFA (Single Family Mtg.)[1]	5.650	07/01/2031	19,918
5,000	MN HFA (Single Family Mtg.)[1]	5.650	07/01/2031	4,979
5,000	MN HFA (Single Family Mtg.)[1]	5.750	01/01/2026	5,001
10,000	MN HFA (Single Family Mtg.)[1]	5.850	07/01/2019	10,225
15,000	MN HFA (Single Family Mtg.)[1]	5.875	01/01/2017	15,022
675,000	MN HFA (Single Family Mtg.)[1]	5.900	07/01/2025	675,257
10,000	MN HFA (Single Family Mtg.)[1]	5.950	01/01/2017	10,015
10,000	MN HFA (Single Family Mtg.)[1]	6.100	07/01/2030	10,091
180,000	MN HFA (Single Family Mtg.)[1]	6.250	07/01/2026	180,081
15,000	MN Public Facilities Authority Water Pollution[1]	5.000	03/01/2015	15,041
780,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)[1]	5.000	04/01/2017	625,201
1,410,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)[1]	5.200	04/01/2027	973,535
F3 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$200,000	Moorhead, MN EDA (Eventide)[1]	5.150%	06/01/2029	$127,510
20,000	Moorhead, MN Public Utility[1]	5.100	11/01/2017	20,054
55,000	New Hope, MN Hsg. & Health Care Facilities (Minnesota Masonic Home North Ridge)[1]	5.875	03/01/2029	38,166
500,000	North Oaks, MN Senior Hsg. (Presbyterian Homes of North Oaks)[1]	6.000	10/01/2033	370,255
1,100,000	North Oaks, MN Senior Hsg. (Presbyterian Homes of North Oaks)[1]	6.500	10/01/2047	834,691
40,000	Northfield, MN Senior Hsg. (Northfield Manor)[1]	6.000	07/01/2033	27,579
110,000	Olmstead County, MN Health Care Facilities (Olmsted Medical Group)[1]	5.450	07/01/2013	105,115
300,000	Otter Tail County, MN GO1	7.500	11/01/2019	213,498
100,000	Park Rapids, MN Health Facilities (Mankato Lutheran Homes)[1]	5.600	08/01/2036	63,893
100,000	Pine City, MN Health Care & Hsg. (North Branch)[1]	6.125	10/20/2047	66,412
100,000	Plymouth, MN Health Facilities (HealthSpan Health System/North Memorial Medical Center Obligated Group)[1]	6.125	06/01/2024	100,029
80,000	Plymouth, MN Health Facilities (HealthSpan Health System/North Memorial Medical Center Obligated Group)[1]	6.250	06/01/2016	80,312
125,000	Prior Lake, MN Senior Hsg. (Shepherds Path Senior Hsg.)[1]	5.750	08/01/2041	84,959
20,000	Ramsey County, MN Hsg. & Redevel. Authority (Hanover Townhouses)[1]	5.625	07/01/2016	20,366
1,000,000	Redwood Falls, MN (Redwood Area Hospital)[1]	5.125	12/01/2036	608,030
200,000	Sartell, MN Health Care & Hsg. Facilities (The Foundation for Health Care Continuums)[1]	6.625	09/01/2029	159,432
25,000	Slayton, MN Tax Increment, Series B1	5.350	02/01/2013	25,051
25,000	South Washington County, MN Independent School District No. 833 COP[1]	5.250	12/01/2014	24,103
1,000,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.000	02/01/2031	539,240
750,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.625	02/01/2031	444,668
5,000	St. Cloud, MN Hospital Facilities (St. Cloud Hospital)[1]	5.000	07/01/2015	4,915
40,000	St. Cloud, MN Hospital Facilities (St. Cloud Hospital)[1]	5.000	07/01/2015	39,324
15,000	St. Cloud, MN Hospital Facilities (St. Cloud Hospital)[1]	5.000	07/01/2020	13,567
10,000	St. Paul, MN GO1	5.000	12/01/2018	10,028
890,000	St. Paul, MN Hsg. & Redevel. Authority (559 Capital Blvd./HSJH/BLMC/DRH/HESJH Obligated Group)[1]	5.700	11/01/2015	798,704
400,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000	09/15/2037	290,872
50,000	St. Paul, MN Hsg. & Redevel. Authority (District Cooling St. Paul)[1]	5.350	03/01/2018	50,201
F4 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$300,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1]	6.250%	03/01/2029	$198,792
1,305,000	St. Paul, MN Hsg. & Redevel. Authority (HealthEast/HESJH/HSJH Obligation Group)[1]	6.000	11/15/2025	1,035,322
215,000	St. Paul, MN Hsg. & Redevel. Authority (HealthEast/HESJH/HSJH Obligation Group)[1]	6.000	11/15/2035	150,590
150,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	6.000	09/01/2036	102,297
1,275,000	St. Paul, MN Hsg. & Redevel. Authority (Rossy & Richard Shaller)[1]	5.250	10/01/2042	765,510
750,000	St. Paul, MN Hsg. & Redevel. Authority (Selby Grotto Hsg.)[1]	5.500	09/20/2044	735,083
50,000	St. Paul, MN Hsg. & Redevel. Authority (U.S. Bank Operations Center)[1]	6.750	02/01/2028	35,741
716,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[1]	7.000	03/01/2029	521,549
5,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)[1]	5.200	05/15/2013	4,982
25,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)[1]	5.250	05/15/2018	23,453
35,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)[1]	5.300	05/15/2028	28,527
100,000	St. Paul, MN Independent School District No. 625 COP[1]	6.375	02/01/2013	100,423
2,465,000	St. Paul, MN Port Authority (Great Northern)[1]	6.000	03/01/2030	1,556,450
1,375,000	St. Paul, MN Port Authority (Regions Hospital Parking Ramp)[1]	5.000	08/01/2036	741,606
200,000	Stillwater, MN Multifamily (Orleans Homes)[1]	5.500	02/01/2042	127,014
10,000	University of Minnesota[1]	6.200	09/01/2012	10,080
25,000	Virginia, MN Hsg. & Redevel. Authority Health Care Facilities[1]	5.375	10/01/2030	19,922
115,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast Bethesda Hospital)[1]	5.375	11/15/2018	94,026
15,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast Bethesda Hospital)[1]	5.375	11/15/2018	12,230
130,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast Bethesda Hospital)[1]	5.500	11/15/2027	94,639

				30,525,704

U.S. Possessions—0.0%
5,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	02/01/2019	4,149

Total Investments, at Value (Cost $37,485,295)—109.6%				30,529,853
Liabilities in Excess of Other Assets—(9.6)				(2,685,018)

Net Assets—100.0%				$27,844,835

F5 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.

2.	Represents the current interest rate for a variable or increasing rate security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of March 31, 2009:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1—Quoted Prices	$—	$—
Level 2—Other Significant Observable Inputs	30,529,853	—
Level 3—Significant Unobservable Inputs	—	—

Total	$30,529,853	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

BCH	Bethany Covenant Home
BLMC	Bethesda Lutheran Medical Center
CAH	Colonial Acres Home
COP	Certificates of Participation
CRC	Covenant Retirement Communities
DRH	D.R. Hospital
ECH	Ebenezer Covenant Home
EDA	Economic Devel. Authority
GO	General Obligation
HEFA	Higher Education Facilities Authority
HESJH	HealthEast St. John’s Hospital
HFA	Housing Finance Agency/Authority
HSJH	HealthEast St. Joseph’s Hospital
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009

Assets
Investments, at value (cost $37,485,295)—see accompanying statement of investments	$30,529,853
Cash	376,407
Receivables and other assets:
Interest	632,853
Investments sold	176,056
Shares of beneficial interest sold	38,235
Due from Manager	100
Other	4,483

Total assets	31,757,987

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 5)	3,800,000
Dividends	38,299
Shareholder communications	11,340
Distribution and service plan fees	8,523
Interest expense on borrowings	2,987
Trustees’ compensation	1,133
Transfer and shareholder servicing agent fees	1,087
Other	49,783

Total liabilities	3,913,152

Net Assets	$27,844,835

Composition of Net Assets
Par value of shares of beneficial interest	$2,877
Additional paid-in capital	36,487,564
Accumulated net investment income	413,758
Accumulated net realized loss on investments	(2,103,922)
Net unrealized depreciation on investments	(6,955,442)

Net Assets	$27,844,835

F7 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $25,180,752 and 2,601,177 shares of beneficial interest outstanding)	$9.68
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.16

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $635,411 and 65,696 shares of beneficial interest outstanding)	$9.67

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,028,672 and 209,765 shares of beneficial interest outstanding)	$9.67
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2009

Investment Income
Interest	$2,048,640

Expenses
Management fees	149,793
Distribution and service plan fees:
Class A	29,544
Class B	6,159
Class C	22,127
Transfer and shareholder servicing agent fees:
Class A	8,005
Class B	717
Class C	1,939
Shareholder communications:
Class A	26,002
Class B	1,303
Class C	6,676
Interest expense on borrowings	108,255
Borrowing fees	85,876
Legal, auditing and other professional fees	49,491
Trustees’ compensation	839
Custodian fees and expenses	513
Other	7,862

Total expenses	505,101
Less reduction to custodian expenses	(43)
Less waivers and reimbursements of expenses	(265,285)

Net expenses	239,773

Net Investment Income	1,808,867

Realized and Unrealized Loss
Net realized loss on investments	(1,935,614)
Net change in unrealized depreciation on investments	(5,027,958)

Net Decrease in Net Assets Resulting from Operations	$(5,154,705)

See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended March 31,	2009	2008
Operations
Net investment income	$1,808,867	$970,172
Net realized loss	(1,935,614)	(167,715)
Net change in unrealized depreciation	(5,027,958)	(1,966,037)

Net decrease in net assets resulting from operations	(5,154,705)	(1,163,580)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,453,595)	(751,540)
Class B	(32,308)	(15,078)
Class C	(113,894)	(44,614)

	(1,599,797)	(811,232)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	8,306,214	16,884,636
Class B	252,606	374,259
Class C	322,254	2,222,928

	8,881,074	19,481,823

Net Assets
Total increase	2,126,572	17,507,011
Beginning of period	25,718,263	8,211,252

End of period (including accumulated net investment income of $413,758 and $204,688, respectively)	$27,844,835	$25,718,263

See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2009

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(5,154,705)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(15,967,272)
Proceeds from disposition of investment securities	5,162,243
Short-term investment securities, net	1,983,786
Premium amortization	104,454
Discount accretion	(49,431)
Net realized loss on investments	1,935,614
Net change in unrealized depreciation on investments	5,027,958
Increase in interest receivable	(239,344)
Increase in receivable for securities sold	(133,316)
Increase in other assets	(3,695)
Decrease in payable for securities purchased	(1,521,319)
Increase in payable for accrued expenses	37,904

Net cash used in operating activities	(8,817,123)

Cash Flows from Financing Activities
Proceeds from bank borrowings	16,500,000
Payments on bank borrowings	(14,800,000)
Proceeds from shares sold	11,135,524
Payments on shares redeemed	(2,866,605)
Cash distributions paid	(891,626)

Net cash provided by financing activities	9,077,293
Net increase in cash	260,170
Cash, beginning balance	116,237

Cash, ending balance	$376,407

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $692,987.
Cash paid for interest on bank borrowings—$108,016.
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.38	$13.79	$13.60
Income (loss) from investment operations:
Net investment income[2]	.73	.74	.30
Net realized and unrealized gain (loss)	(2.78)	(1.53)	.09

Total from investment operations	(2.05)	(.79)	.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.65)	(.62)	(.20)
Net asset value, end of period	$9.68	$12.38	$13.79

Total Return, at Net Asset Value[3]	(16.92)%	(5.89)%	2.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,181	$22,915	$7,832
Average net assets (in thousands)	$24,459	$15,737	$6,330
Ratios to average net assets:[4]
Net investment income	6.71%	5.70%	5.53%
Total expenses	1.74%	2.21%	3.44%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%
Portfolio turnover rate	20%	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expense ratio is higher due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Class B Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.37	$13.78	$13.60
Income (loss) from investment operations:
Net investment income[2]	.65	.64	.26
Net realized and unrealized gain (loss)	(2.79)	(1.53)	.08

Total from investment operations	(2.14)	(.89)	.34
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.52)	(.16)
Net asset value, end of period	$9.67	$12.37	$13.78

Total Return, at Net Asset Value[3]	(17.57)%	(6.60)%	2.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$635	$547	$215
Average net assets (in thousands)	$622	$373	$95
Ratios to average net assets:[4]
Net investment income	5.96%	4.95%	4.75%
Total expenses	2.80%	3.32%	8.87%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.55%	1.55%
Portfolio turnover rate	20%	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expense ratio is higher due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended March 31,	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.37	$13.78	$13.60
Income (loss) from investment operations:
Net investment income[2]	.65	.63	.26
Net realized and unrealized gain (loss)	(2.79)	(1.53)	.08

Total from investment operations	(2.14)	(.90)	.34
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.51)	(.16)
Net asset value, end of period	$9.67	$12.37	$13.78

Total Return, at Net Asset Value[3]	(17.57)%	(6.64)%	2.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,029	$2,256	$164
Average net assets (in thousands)	$2,217	$1,119	$77
Ratios to average net assets:[4]
Net investment income	5.88%	4.87%	4.75%
Total expenses	2.84%	3.18%	9.87%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.55%	1.55%
Portfolio turnover rate	20%	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expense ratio is higher due to the Fund’s limited operating history.
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Minnesota Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Minnesota state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to
F15 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
F16 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Concentration Risk. There are certain risks arising from geographic concentration in any state or U.S. possession. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$453,012	$—	$2,103,922	$6,955,442

1.	As of March 31, 2009, the Fund had $282,236 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2016	$91,561
2017	190,675

Total	$282,236

2.	As of March 31, 2009, the Fund had $1,821,686 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.
F17 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
3.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.
4.	During the fiscal year ended March 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

Distributions paid from:
Exempt-interest dividends	$1,598,807	$810,725
Ordinary Income	990	507

Total	$1,599,797	$811,232

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$37,485,295

Gross unrealized appreciation	$185,074
Gross unrealized depreciation	(7,140,516)

Net unrealized depreciation	$(6,955,442)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$261
Payments Made to Retired Trustees	69
Accumulated Liability as of March 31, 2009	733
F18 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
F19 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	889,612	$9,765,268	1,389,631	$18,230,315
Dividends and/or distributions reinvested	56,918	598,089	16,712	215,755
Redeemed	(196,012)	(2,057,143)	(123,431)	(1,561,434)

Net increase	750,518	$8,306,214	1,282,912	$16,884,636

Class B
Sold	31,466	$350,310	27,902	$365,701
Dividends and/or distributions reinvested	2,255	23,701	728	9,369
Redeemed	(12,228)	(121,405)	(62)	(811)

Net increase	21,493	$252,606	28,568	$374,259

Class C
Sold	86,402	$927,114	188,678	$2,469,227
Dividends and/or distributions reinvested	6,682	71,197	2,360	30,335
Redeemed	(65,673)	(676,057)	(20,598)	(276,634)

Net increase	27,411	$322,254	170,440	$2,222,928

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$15,967,272	$5,162,243
F20 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2009, the Fund paid $10,186 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2009 for Class B and Class C shares were $19,022 and $25,983, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
F21 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2009	$22,702	$—	$584	$1,163
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2009, the Manager reimbursed $229,000, $7,756 and $28,529 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on
F22 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.8403% as of March 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2009 equal 0.71% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.8403%. Details of the borrowings for the year ended March 31, 2009 are as follows:

Average Daily Loan Balance	$4,136,712
Average Daily Interest Rate	2.630%
Fees Paid	$78,724
Interest Paid	$108,016
6. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
7. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status
F23 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those lawsuits, in 2008 and 2009, allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
F24 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester Minnesota Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Minnesota Municipal Fund, including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period November 7, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Minnesota Municipal Fund as of March 31, 2009, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period November 7, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 20, 2009
F25 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

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F26 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended March 31, 2009 are eligible for the corporate dividend-received deduction. 99.94% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
25 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP
(225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
26 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 65	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study
(non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company)
(2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager
(1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2006) Age: 68	Trustee of the Committee for Economic Development (policy research foundation)
(since 2005); Director of ICI Education Foundation (education foundation)
(October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
27 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2006) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc.
(precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2006) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company)
(July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2006) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976 to 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 57 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2006) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2006) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission
(enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
28 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 2006) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, President and Principal Executive Officer and Trustee (since 2006) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112- 3924, for Messrs. Loughran, Cottier, Willis and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
29 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2006) Age: 45	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President and Senior Portfolio Manager (since 2006) Age: 37	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President and Senior Portfolio Manager (since 2006) Age: 36	Assistant Vice President of the Manager (since July 2005). Portfolio Manager of the Fund (from May 2003 to December 2005). Corporate Attorney for Southern Resource Group (from 1999 to 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Age: 51	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); headed Rochester’s Credit Analysis team (since 1993).

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2006) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
30 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Continued	Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
31 | OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Item 1. Reports to Stockholders.
Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $26,000 in fiscal 2009 and $26,000 in fiscal 2008.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,368 in fiscal 2009 and $1,342 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed $331,200 in fiscal 2009 and $256,236 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FAS 123R and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $4,500 for 2009 and no such fees for 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Review of tax returns.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $338,068 in fiscal 2009 and $257,578 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the
Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Minnesota Municipal Fund
By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date: 05/14/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date: 05/14/2009

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 05/14/2009